ALPS GLOBAL OPPORTUNITY FUND

(the "Fund")

SUPPLEMENT DATED JULY 11, 2025 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS

DATED FEBRUARY 28, 2025, AS SUBSEQUENTLY AMENDED

Important Notice Regarding Change in Investment Policy

Effective September 9, 2025:

The Fund’s policy that, to achieve its investment objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies is replaced with the following policy:

"To achieve its objective, the Fund will invest in (i) equity securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes. The Fund’s strategy of investing in equity securities will be pursued by investing in common stocks, preferred shares, and investment trusts."

Additionally, the language above will no longer be employed by the Fund for compliance with the requirements of Rule 35d-1 (the Fund Names Rule). In accordance with Rule 35d-1(d)(3), we are also providing notice that no change is being made to the Fund's name.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.